SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 9, 1999
                                                          -------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On April 9, 1999, Canandaigua Brands, Inc., through a wholly-owned subsidiary (collectively with Canandaigua Brands, Inc. and its other affiliates, the "Company"), acquired several well-known Canadian whisky brands from affiliates of Diageo plc in an asset acquisition. The principal brands acquired were Black Velvet, Golden Wedding, OFC, Schenley, MacNaughton, McMaster's and Triple Crown. Other brands were also acquired. The assets acquired in the transaction were the intellectual property associated with the acquired brands; two production facilities in Canada; equipment and fixtures used in connection with the acquired brands; case goods and bulk whisky inventories; and other assets associated with the acquired brands. In connection with the transaction, the Company also entered into multi-year agreements with the Sellers (as defined below) pursuant to which the Company will provide packaging and distilling services for various brands retained by the Sellers.

     The purchased assets were acquired from Diageo Inc., a Delaware corporation, UDV Canada Inc., a Canadian corporation, and United Distillers Canada Inc., a Canadian corporation (collectively, the "Sellers"). The base purchase price for the acquired assets was $185.5 million. There will be a post-closing purchase price adjustment based on the book value of the purchased fixed assets and inventory as of the closing date, together with the amount of certain liabilities of the Sellers assumed by the Company in connection with the acquisition. The consideration for the transaction was determined on an arms-length basis through an auction process and subsequent negotiations between the Sellers, the Company and their respective advisors. The purchase price paid on the closing date was funded with proceeds from the sale of Canandaigua Brands, Inc.'s 8 1/2% Senior Subordinated Notes due 2009 in an underwritten offering.

     The purchased assets include two distilleries and related plant and equipment. The distilleries are located in Lethbridge, Alberta, Canada and Valleyfield, Quebec, Canada. These facilities were used by the Sellers to produce, store, distribute and sell distilled spirits. The Company presently intends to continue to operate the facilities for such purposes.

     Prior  to  the  transactions   described  above,   there  was  no  material
relationship between the Sellers and the Company, any director or officer of the Company or any associate of any such director or officer.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. At the time of the filing of this Report, it is impracticable to provide the financial statements required by Regulation S-X. The required financial statements will be filed by the Registrant on Form 8-K/A, as soon as practicable, but not later than June 25, 1999.

     (b) PRO FORMA FINANCIAL INFORMATION. At the time of the filing of this Report, it is impracticable to provide the pro forma financial information required by Regulation S-X. The required pro forma financial information will be filed by the Registrant on Form 8-K/A, as soon as practicable, but not later than June 25, 1999.

     (c)  EXHIBITS.  See Index to Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        BARTON INCORPORATED

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  April 26, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Asset Purchase Agreement dated as of February 21, 1999 by and among Diageo Inc., UDV Canada Inc., United Distillers Canada Inc. and the Company (including a list briefly identifying the contents of all omitted schedules thereto (filed herewith)). The Company will furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

4.1 Indenture with respect to 8 1/2% Senior Subordinated Notes due 2009, dated as of February 25, 1999, among the Company, as issuer, its principal operating subsidiaries, as Guarantors, and Harris Trust and Savings Bank, as Trustee (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated February 25, 1999 and incorporated herein by reference).

4.2 Supplemental Indenture No. 1, dated as of February 25, 1999, by and among the Company, as Issuer, its principal operating subsidiaries, as Guarantors, and Harris Trust and Savings Bank, as Trustee (filed as Exhibit
     99.2 to the Company's Current Report on Form 8-K dated February 25, 1999 and incorporated herein by reference.)

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None